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                                                                    EXHIBIT 23.2
                                                                     TO FORM S-8




                        CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the inclusion in this registration statement on Form S-8 of our report dated February 14, 1997 on our audits of the consolidated financial statements of Cincinnati Bell Inc. and subsidiaries.




/s/ Coopers & Lybrand L.L.P.

Cincinnati, Ohio
October 20, 1997